UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2010

(Exact name of registrant as specified in its charter)

Delaware	001-02217	58-0628465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia	30313
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2010, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of The Coca-Cola Company (the “Company”) adopted a form of restricted stock agreement under The Coca-Cola Company 1989 Restricted Stock Award Plan, as amended and restated through February 18, 2009 (the “Plan”). The form restricted stock agreement may be used for time-based awards or performance-based awards.  In addition, the Compensation Committee adopted amendments to the forms of restricted stock award agreement relating to performance share units (“PSUs”) under the Plan. Specifically, the Compensation Committee amended the forms of award agreement relating to PSUs to change the definition of “Retirement” from age 55 with 10 years of service to age 60 with 10 years of service.

The executive officers of the Company named in its 2010 Definitive Proxy Statement, to be filed with the Securities and Exchange Commission, are entitled to receive awards under the foregoing forms of equity award agreements.

The foregoing descriptions of the forms of equity award agreements and the amendments thereto are qualified in their entirety by reference to the forms of equity award agreements, copies of which are attached hereto as Exhibits 10.1 through 10.3 and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit 10.1	Form of Restricted Stock Agreement in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted February 17, 2010

Exhibit 10.2	Form of Restricted Stock Agreement (Performance Share Unit Agreement) in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted February 17, 2010

Exhibit 10.3	Form of Restricted Stock Agreement (Performance Share Unit Agreement) for France in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted February 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: February 17, 2010	By:	/s/ Kathy N. Waller
Kathy N. Waller
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Form of Restricted Stock Agreement in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted February 17, 2010

Exhibit 10.2	Form of Restricted Stock Agreement (Performance Share Unit Agreement) in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted February 17, 2010

Exhibit 10.3	Form of Restricted Stock Agreement (Performance Share Unit Agreement) for France in connection with The Coca-Cola Company 1989 Restricted Stock Award Plan, as adopted February 17, 2010